Disposal of Subsidiaries	12 Months Ended
May 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
Disposal of Subsidiaries
4.	DISPOSAL OF SUBSIDIARIES

Disposal of Beijing Dongfang Heli Investment and Developement Ltd (“Dongfang Heli”)
In May 2019, the Group sold
60%
equity interests in Dongfang Heli to the management of Dongfang Heli for a cash consideration of
US$15,289
, of which US$1,529 had been received during the year ended May 31, 2019. Dongfang Heli owned land use right amounting to US$9,694, which was included in the disposed entity. The above transaction resulted in the Group recording an insignificant gain from the disposal which was recorded as continuing operation.
Subsequent to this disposal, the Group accounted for its
40%
investment in Dongfang Heli as an equity method investment because the Group retained the ability to exercise significant influence. Loss of US$133 was reported in loss from equity method investments during the year ended May 31, 2019. The disposal transaction price was determined by management with the assistance of an independent appraiser by using the replacement cost method and price index adjustment method. The disposal of Dongfang Heli did not represent a strategic shift and did not have a major effect on the Group’s operation.
Disposal of two subsidiaries
During the year ended May 31, 2019, the Group also disposed two other insignificant subsidiaries.
The total cash consideration of the disposal of two subsidiaries were US$732 and were received during the year ended May 31, 2019. Disposal gains amounting to US$3,575 were recorded in the consolidated statements of operations for the year ended May 31, 2019.